MERRILL LYNCH
GLOBAL VALUE
FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL VALUE FUND, INC.

Worldwide
Investments
As of 6/30/98

                                         Percent of
Ten Largest Industries                   Net Assets

Utilities--Electric & Gas                   16.6%
Financial Services                          11.0
Insurance                                    9.7
Beverages & Tobacco                          9.3
Food & Household Products                    8.8
Telecommunications                           8.1
Energy Equipment & Services                  4.5
Health & Personal Care                       4.3
Electronic Components/Instruments            3.8
Transportation--Airlines                     3.3




                               Country of           Percent of
Ten Largest Equity Holdings    Origin               Net Assets

General Re Corporation         United States           6.0%
Cadbury Schweppes PLC          United Kingdom          5.9
Nestle S.A. (Registered)       Switzerland             5.0
ING Groep N.V.                 Netherlands             4.5
Schlumberger Ltd.              United States           4.5
Federal National Mortgage
   Association                 United States           4.2
WorldCom Inc.                  United States           4.0
National Power PLC             United Kingdom          3.4
Diageo PLC                     United Kingdom          3.4
Lufthansa AG                   Germany                 3.3




Merrill Lynch Global Value Fund, Inc., June 30, 1998


DEAR SHAREHOLDER

Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +0.82%, +0.55%, +0.55% and +0.79%, respectively, for the quarter ended June 30, 1998, underperforming the +2.03% return for the unmanaged Morgan Stanley Capital International (MSCI) World Index. For the first half of 1998, the Fund outperformed the MSCI World Index, with Class A, Class B, Class C and Class D Shares providing total returns of +19.71%, +19.03%, +19.03% and +19.52%, respectively, compared to a
+16.64% return for the Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Another Look at
Concentration
Shares of Lattice Semiconductor Corporation, one of our larger positions, declined 44.78% in the June quarter, which resulted in the Fund slightly underperforming relative to the Index. As much as it may appear to be desirable to outperform a passive index each and every quarter, this is not a goal that we strive for. Outperforming (or underperforming) a passive benchmark for a quarter or a year is not necessarily representative of superior (or inferior) investment ability. The longer the period measured, the more likely that investment results are indicative of investment ability (or lack of investment ability). However, virtually all successful long-term investors would agree that short-term performance provides no meaningful information.

Stock price free-falls--such as occurred with Lattice Semiconductor --are likely to happen from time to time, just as stock prices can abruptly rise, sometimes for no apparent reasons. When a stock falls sharply, we must reassess our position. Were we wrong in our premise for owning the stock? Or, has an unforeseen near-term development led to the price decline, but the company is likely to overcome its difficulties over the longer term? Or, do we still believe that our initial valuation of the company's businesses is correct, and that the sudden price decline is a true aberration? In the latter two cases, we would view a substantial stock price decline as a great opportunity to invest more in a company whose shares are selling for a fraction of what they are worth.

In the case of Lattice Semiconductor, we already owned a large enough position in the company to preclude further investment. More important, although we believed that the stock was a reasonable value to begin with, and believe it is a very good value after its decline, we are more cognizant that there are significant risks associated with technology stocks. Like many semiconductor companies, Lattice Semiconductor had lower revenues and profits in the second calendar quarter, but its profit margins remained high. The company was affected more than its peers, however, as it suffered from a higher dependence on Asian sales, end-customer demand weakness and delays in its current products cycle. Since much of the trading in Lattice Semiconductor shares appears to have been short-term oriented, the stock was negatively impacted much beyond the actual decline in quarterly profits. We have seen the impact that certain investor constituencies can have on companies like Lattice Semiconductor when they encounter only the mildest of business disappointments.

Despite the short-term downside potential of a relatively concentrated portfolio, we still maintain that it is our best strategy over the long term. Our large positions generally have very low correlations with each other, so they are not likely to experience the same difficulties at the same time. Furthermore, if we had small positions, our best investment ideas would have only a moderate impact on performance. Unlike a growth fund, in which the best-performing stocks may appreciate by 100%--200% per year, our best performers are unlikely to provide spectacular returns, even though we hope that they will outperform their respective markets. If we go back to November 1996, Merrill Lynch Global Value Fund's inception, there are some growth stocks that have had extraordinary performances. For example, Dell Computer Corp., Microsoft Corp. and Cisco Systems, Inc. appreciated approximately 800%, 200% and 150%, respectively, from November 1996 through June 1998. In Europe, SAP AG has risen 460%. However, these are not the types of stocks that we are likely to buy. We focus on buying shares of good (but not great) companies. (We would like to buy shares of great companies at low valuations, but this opportunity almost never occurs.) Once our type of stocks become valued as if they are very good companies, we want to carefully consider whether or not we should sell our investment. Therefore, when we have an investment idea that we believe will give us the very good performance that we seek over a two-year--five-year time period, we must buy enough so that it has a meaningful impact on portfolio performance. Our conclusion is that although concentration may hurt on a near-term basis, we believe that it will be an effective long-term strategy for us to seek superior investment returns.

Seeking New Investments
In Europe
As of the end of June, the Fund was approximately neutrally weighted relative to the MSCI World Index in the United States, overweighted in the United Kingdom and slightly underweighted in Continental Europe. We believed that there are some compelling reasons why Continental European stocks should outperform over the course of the next several years, and we continued to seek greater exposure there. However, from a bottom-up perspective, we have identified more attractive values in the United States in recent months. As a result, our modest underweighting in Europe is not indicative of our investment outlook. We anticipate that if our outlook for Europe continues, we will further our search for attractive long-term investment opportunities in Europe over the course of 1998.

In Conclusion
Once again, we believe it is important to remind shareholders that a 20% per year return on stocks is much higher than the historic trend, which is closer to 10% per year. Of course we are not complaining about buoyant stock market returns, but we want to reemphasize our view that we should not count on this level of returns indefinitely. An ancillary point is that we expected that our investment style would lead us to modestly underperform during strong stock markets and outperform during bear markets. While we are pleased to be outperforming the stock market year to date, we will be more pleased if the Fund outperforms during those inevitable periods of poor stock price performance.

We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



August 10, 1998




Merrill Lynch Global Value Fund, Inc., June 30, 1998


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                       12 Month            3 Month        Since Inception
                                                     Total Return        Total Return       Total Return
ML Global Value Fund, Inc. Class A Shares              +30.09%              +0.82%            +51.15%
ML Global Value Fund, Inc. Class B Shares              +28.75               +0.55             +48.59
ML Global Value Fund, Inc. Class C Shares              +28.76               +0.55             +48.60
ML Global Value Fund, Inc. Class D Shares              +29.68               +0.79             +50.49

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 11/01/96.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 6/30/98                        +30.09%        +23.26%
Inception (11/01/96) through 6/30/98      +28.25         +24.15

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        +28.75%        +24.75%
Inception (11/01/96) through 6/30/98      +26.94         +25.39

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        +28.76%        +27.76%
Inception (11/01/96) through 6/30/98      +26.94         +26.94

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        +29.68%        +22.87%
Inception (11/01/96) through 6/30/98      +27.91         +23.82

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior President
   and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Global Value Fund, Inc., June 30, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
NORTH                             Shares                                                                 Value     Percent of
AMERICA      Industries            Held                 Investments                       Cost         (Note 1a)   Net Assets
Canada       Transportation--     1,504,700   Canadian National Railway Company      $   73,574,929   $   79,937,187    3.0%
             Road & Rail

                                              Total Investments in Canada                73,574,929       79,937,187    3.0


United       Electronic           2,070,700 ++Lattice Semiconductor Corporation+++      104,996,064       58,626,694    2.2
States       Components/
             Instruments

             Energy               1,716,000   Schlumberger Ltd.                         130,814,706      117,224,250    4.5
             Equipment &
             Services

             Financial            1,827,400   Federal National Mortgage
             Services                         Association                                79,099,130      111,014,550    4.2
                                    510,000   Morgan (J.P.) & Co., Inc.                  56,314,142       59,733,750    2.3
                                                                                     --------------   --------------  ------
                                                                                        135,413,272      170,748,300    6.5

             Health &             1,144,000   Baxter International, Inc.                 61,537,393       61,561,500    2.4
             Personal Care

             Insurance              617,300   General Re Corporation                    133,157,732      156,485,550    6.0
                                  1,380,000   Horace Mann Educators Corp.                25,535,781       47,610,000    1.8
                                                                                     --------------   --------------  ------
                                                                                        158,693,513      204,095,550    7.8

             Merchandising        2,414,000   American Stores Company                    60,081,759       58,388,625    2.2

             Telecommunications     775,200 ++ADC Telecommunications, Inc.               20,548,965       28,294,800    1.1
                                  2,450,000   Frontier Corporation                       78,632,772       77,175,000    3.0
                                  2,186,000 ++WorldCom Inc.                              77,895,778      105,611,125    4.0
                                                                                     --------------   --------------  ------
                                                                                        177,077,515      211,080,925    8.1

             Utilities--          1,225,950   Columbia Energy Group                      63,217,999       68,193,469    2.6
             Electric & Gas       2,202,100   Houston Industries Inc.                    49,617,722       67,989,837    2.6
                                  1,397,000   K N Energy, Inc.+++                        78,302,281       75,699,937    2.9
                                  1,830,000   Unicom Corporation                         57,049,442       64,164,375    2.5
                                                                                     --------------   --------------  ------
                                                                                        248,187,444      276,047,618   10.6

                                              Total Investments in the
                                              United States                           1,076,801,666    1,157,773,462   44.3


                                              Total Investments in North
                                              America                                 1,150,376,595    1,237,710,649   47.3


PACIFIC
BASIN


Australia    Leisure &              360,000   Village Roadshow Limited
             Tourism                          (Convertible Preferred)                    18,000,000       15,210,000    0.6
                                 11,800,652   Village Roadshow Limited
                                              (Preferred)(Class A)                       30,727,549       17,545,209    0.7
                                                                                     --------------   --------------  ------
                                                                                         48,727,549       32,755,209    1.3

             Real Estate          1,702,858   Lend Lease Corporation Ltd.                31,963,575       34,443,155    1.3

                                              Total Investments in Australia             80,691,124       67,198,364    2.6


Japan        Appliances &         1,690,000   Matsushita Electric Industrial
             Household                        Co., Ltd.                                  28,894,269       27,197,084    1.0
             Durables               400,000   Sony Corporation                           36,894,499       34,495,201    1.3
                                                                                     --------------   --------------  ------
                                                                                         65,788,768       61,692,285    2.3

             Construction         1,041,400   Chudenko Corporation                       25,425,850       21,756,895    0.8
             & Housing              788,000   Kinden Corporation                          9,663,415        9,553,583    0.4
                                                                                     --------------   --------------  ------
                                                                                         35,089,265       31,310,478    1.2

             Data                 2,166,000   Canon Inc.                                 51,626,097       49,237,930    1.9
             Processing &
             Reproduction

             Electronic           1,276,000   Murata Manufacturing Company, Ltd.         39,076,429       41,437,541    1.6
             Components/
             Instruments

             Insurance            3,376,000   Dai-Tokyo Fire & Marine
                                              Insurance Co., Ltd.                        13,600,046       11,767,396    0.5
                                    784,000   Nichido Fire & Marine Insurance
                                              Co., Ltd.                                   4,117,378        4,101,898    0.2
                                  4,411,000   Sumitomo Marine & Fire Insurance
                                              Co., Ltd.                                  30,544,736       24,701,855    0.9
                                    850,000   Tokio Marine & Fire Insurance
                                              Co., Ltd.                                  10,618,405        8,747,204    0.3
                                                                                     --------------   --------------  ------
                                                                                         58,880,565       49,318,353    1.9

             Miscellaneous           10,000   Toyo Seikan Kaisha, Ltd.                      106,000          122,682    0.0
             --Materials
             & Commodities

                                              Total Investments in Japan                250,567,124      233,119,269    8.9


                                              Total Investments in the
                                              Pacific Basin                             331,258,248      300,317,633   11.5


WESTERN
EUROPE


France       Food &                 302,000   Groupe Danone S.A.                         43,350,953       83,301,729    3.2
             Household              275,000   Groupe Danone S.A. (ADR)*                   8,525,000       15,125,000    0.6
             Products
                                              Total Investments in France                51,875,953       98,426,729    3.8


Germany      Transportation       3,397,200   Lufthansa AG                               58,750,712       85,532,207    3.3
             --Airlines

             Utilities--          1,599,650   Berliner Kraft-und Licht (Bewag) AG        70,505,238       68,232,357    2.6
             Electric & Gas

                                              Total Investments in Germany              129,255,950      153,764,564    5.9


Ireland      Banking              3,800,000   Allied Irish Banks PLC                     29,461,508       54,938,699    2.1
                                      9,500   Allied Irish Banks PLC (ADR)*                 482,133          815,219    0.0

                                              Total Investments in Ireland               29,943,641       55,753,918    2.1


Netherlands  Financial            1,796,500   ING Groep N.V.                             76,829,176      117,878,719    4.5
             Services

                                              Total Investments in the
                                              Netherlands                                76,829,176      117,878,719    4.5


Switzerland  Food & Household        60,800   Nestle S.A. (Registered)                   67,899,128      130,199,762    5.0
             Products

             Health &                30,000   Novartis AG (Registered)                   35,109,090       49,953,820    1.9
             Personal Care

                                              Total Investments in
                                              Switzerland                               103,008,218      180,153,582    6.9


United       Beverages &         10,100,000   Cadbury Schweppes PLC                      91,146,039      156,300,909    5.9
Kingdom      Tobacco              7,470,078   Diageo PLC                                 67,457,499       88,493,159    3.4
                                                                                     --------------   --------------  ------
                                                                                        158,603,538      244,794,068    9.3

             Utilities--          9,449,573   National Power PLC                         89,490,280       88,923,695    3.4
             Electric & Gas

                                              Total Investments in the
                                              United Kingdom                            248,093,818      333,717,763   12.7


                                              Total Investments in Western Europe       639,006,756      939,695,275   35.9


Merrill Lynch Global Value Fund, Inc., June 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
SHORT-TERM                         Face                                                                   Value    Percent of
SECURITIES                        Amount                  Issue                           Cost          (Note 1a)  Net Assets
             Commercial         $99,376,000   General Motors Acceptance Corp.,
             Paper**                          6.50% due 7/01/1998                    $   99,376,000   $   99,376,000    3.8%

                                              Total Investments in Short-Term
                                              Securities                                 99,376,000       99,376,000    3.8

OPTIONS                       Nominal Value                                              Premiums
PURCHASED                  Covered by Options                                              Paid
             Currency Put       260,000,000   Japanese Yen, expiring December
             Options                          1998 at YEN 130                             7,683,000       17,238,000    0.7
             Purchased

                                              Total Options Purchased                     7,683,000       17,238,000    0.7


             Total Investments                                                       $2,227,700,599    2,594,337,557   99.2
                                                                                     ==============
             Unrealized Appreciation on Forward Foreign Exchange Contracts++++                            12,405,456    0.5

             Other Assets Less Liabilities                                                                 8,685,668    0.3
                                                                                                      --------------  ------
             Net Assets                                                                               $2,615,428,681  100.0%
                                                                                                      ==============  ======


            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. +++Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                        Net Share         Net          Dividend
             Industry               Affiliate            Activity         Cost          Income
             Electronic            Lattice               409,500      $18,485,090         ++
                Components/          Semiconductor
                Instruments          Corporation
             Utilities--           K N Energy, Inc.     1,397,000      78,302,281      $366,800
                Electric & Gas

           ++Non-income producing security.
           ++Non-income producing security.
         ++++Forward foreign exchange contracts as of June 30, 1998 were as follows:
                                                                 Unrealized
             Foreign                                            Appreciation
             Currency                        Expiration        (Depreciation)
             Purchased                          Date             (Note 1d)
             Frf           337,119,697     December 1998        $  (844,514)
             Pound             933,760     December 1998              9,552
             Sterling
             Lit        97,882,627,500      October 1998            310,565
             Nlg           137,452,680     December 1998           (987,083)
             YEN         5,282,983,031     December 1998            765,429

             Total (US$ Commitment--$221,181,953)                  (746,051)
                                                                -----------
             Foreign
             Currency Sold
             Chf            16,625,000       August 1998            752,084
             Chf            99,330,352     December 1998          2,859,026
             Frf           337,119,697     December 1998           (214,243)
             Pound         119,925,515     December 1998         (2,985,115)
             Sterling
             Lit        97,882,627,500      October 1998          1,516,525
             Nlg           234,470,221     December 1998            999,828
             YEN        16,307,848,382     December 1998         10,223,402

             Total (US$ Commitment--$637,653,977)                13,151,507
                                                                -----------

             Total Unrealized Appreciation on
             Forward Foreign Exchange Contracts--Net            $12,405,456
                                                                ===========

             See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1998
Assets:             Investments, at value (identified cost--$2,220,017,599)(Note 1a)                      $2,577,099,557
                    Put options purchased, at value (cost--$7,683,000)
                    (Notes 1a & 1d)                                                                           17,238,000
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1d)                                                                       12,405,456
                    Cash                                                                                         873,826
                    Foreign cash (Note 1c)                                                                     2,457,148
                    Receivables:
                      Capital shares sold                                                $   10,260,150
                      Dividends                                                               6,509,255
                      Forward foreign exchange contracts (Note 1d)                              642,103       17,411,508
                                                                                         --------------
                    Deferred organization expenses (Note 1g)                                                     150,678
                    Prepaid registration fees and other assets (Note 1g)                                          94,798
                                                                                                          --------------
                    Total assets                                                                           2,627,730,971
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 3,921,323
                      Securities purchased                                                    2,501,057
                      Distributor (Note 2)                                                    1,869,260
                      Investment adviser (Note 2)                                             1,676,126
                      Forward foreign exchange contracts (Note 1d)                            1,657,948       11,625,714
                                                                                         --------------
                    Accrued expenses                                                                             676,576
                                                                                                          --------------
                    Total liabilities                                                                         12,302,290
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,615,428,681
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    1,146,046
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                         12,771,054
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          2,393,779
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          2,670,477
                    Paid-in capital in excess of par                                                       2,086,245,622
                    Accumulated investment loss--net                                                          (8,562,702)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               139,697,218
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        379,067,187
                                                                                                          --------------
                    Net assets                                                                            $2,615,428,681
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $158,944,537 and 11,460,456
Value:              shares outstanding                                                                    $        13.87
                                                                                                          ==============
                    Class B--Based on net assets of $1,757,439,352 and 127,710,544
                    shares outstanding                                                                    $        13.76
                                                                                                          ==============
                    Class C--Based on net assets of $329,372,142 and 23,937,787
                    shares outstanding                                                                    $        13.76
                                                                                                          ==============
                    Class D--Based on net assets of $369,672,650 and 26,704,769
                    shares outstanding                                                                    $        13.84
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 1998


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1998
Investment          Dividends (net of $1,667,297 foreign withholding tax)                                   $ 31,291,220
Income              Interest and discount earned                                                               4,242,738
(Notes 1e & 1f):                                                                                            ------------
                    Total income                                                                              35,533,958
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                     $   8,344,791
                    Account maintenance and distribution fees--Class B (Note 2)               7,585,763
                    Account maintenance and distribution fees--Class C (Note 2)               1,403,051
                    Transfer agent fees--Class B (Note 2)                                       666,277
                    Account maintenance fees--Class D (Note 2)                                  395,072
                    Custodian fees                                                              390,664
                    Transfer agent fees--Class C (Note 2)                                       127,058
                    Transfer agent fees--Class D (Note 2)                                       110,968
                    Printing and shareholder reports                                             92,696
                    Registration fees (Note 1g)                                                  67,650
                    Professional fees                                                            51,805
                    Accounting services (Note 2)                                                 49,546
                    Amortization of organization expenses--net (Note 1g)                         43,228
                    Transfer agent fees--Class A (Note 2)                                        38,631
                    Directors' fees and expenses                                                 16,161
                    Pricing fees                                                                  2,383
                    Other                                                                        14,003
                                                                                           ------------
                    Total expenses                                                                            19,399,747
                                                                                                            ------------
                    Investment income--net                                                                    16,134,211
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                      111,740,664
(Loss) on             Foreign currency transactions--net                                     27,956,693      139,697,357
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      206,118,071
(Notes 1c, 1d,        Foreign currency transactions--net                                     (4,091,727)     202,026,344
1f & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    341,723,701
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $357,857,912
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                         For the Six      For the Period       For the
                                                                         Months Ended    Nov. 1, 1997 to      Year Ended
                    Increase (Decrease) in Net Assets:                  June 30, 1998     Dec. 31, 1997    Oct. 31, 1997++
Operations:         Investment income (loss)--net                       $   16,134,211   $   (1,004,882)  $   12,822,166
                    Realized gain on investments and foreign currency
                    transactions--net                                      139,697,357       57,796,106       64,521,637
                    Change in unrealized appreciation/depreciation
                    on investments and foreign currency
                    transactions--net                                      202,026,344       46,078,685      130,962,158
                                                                        --------------   --------------   --------------
                    Net increase in net assets resulting from
                    operations                                             357,857,912      102,869,909      208,305,961
                                                                        --------------   --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                               (1,590,747)        (549,581)         (72,233)
Shareholders          Class B                                              (17,628,386)      (2,957,634)      (2,571,571)
(Note 1h):            Class C                                               (3,279,389)        (551,700)        (463,638)
                      Class D                                               (3,998,615)      (1,860,239)        (721,214)
                    Realized gain on investments--net:
                      Class A                                               (3,244,505)      (2,139,606)              --
                      Class B                                              (40,188,532)     (44,190,132)              --
                      Class C                                               (7,468,874)      (8,093,819)              --
                      Class D                                               (8,365,589)      (8,896,075)              --
                                                                        --------------   --------------   --------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders            (85,764,637)     (69,238,786)      (3,828,656)
                                                                        --------------   --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                     539,834,986       81,836,169    1,483,455,823
(Note 4):                                                               --------------   --------------   --------------

Net Assets:         Total increase in net assets                           811,928,261      115,467,292    1,687,933,128
                    Beginning of period                                  1,803,500,420    1,688,033,128          100,000
                                                                        --------------   --------------   --------------
                    End of period*                                      $2,615,428,681   $1,803,500,420   $1,688,033,128
                                                                        ==============   ==============   ==============

                   *Undistributed (accumulated) investment
                    income (loss)--net                                  $   (8,562,702)  $    1,800,224   $   10,195,652
                                                                        ==============   ==============   ==============

                  ++The Fund commenced operations on November 1, 1996.

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 1998


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information provided                          Class A++++
                    in the financial statements.                         For the Six     For the Period       For the
                                                                         Months Ended   Nov. 1, 1997 to      Year Ended
                    Increase (Decrease) in Net Asset Value:             June 30, 1998    Dec. 31, 1997    Oct. 31, 1997++
Per Share           Net asset value, beginning of period                $        12.01   $        11.83   $        10.00
Operating                                                               --------------   --------------   --------------
Performance:        Investment income--net                                         .15              .01              .17
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                        2.22              .72             1.71
                                                                        --------------   --------------   --------------
                    Total from investment operations                              2.37              .73             1.88
                                                                        --------------   --------------   --------------
                    Less dividends and distributions:
                      Investment income--net                                      (.17)            (.11)            (.05)
                      Realized gain on investments--net                           (.34)            (.44)              --
                                                                        --------------   --------------   --------------
                    Total dividends and distributions                             (.51)            (.55)            (.05)
                                                                        --------------   --------------   --------------
                    Net asset value, end of period                      $        13.87   $        12.01   $        11.83
                                                                        ==============   ==============   ==============

Total Investment    Based on net asset value per share                          19.71%+++         6.19%+++        18.91%
Return:**                                                               ==============   ==============   ==============

Ratios to Average   Expenses                                                      .88%*            .96%*            .97%
Net Assets:                                                             ==============   ==============   ==============
                    Investment income--net                                       2.24%*            .54%*           1.88%
                                                                        ==============   ==============   ==============

Supplemental        Net assets, end of period (in thousands)            $      158,945   $       63,075   $       53,776
Data:                                                                   ==============   ==============   ==============
                    Portfolio turnover                                          25.48%           24.49%           77.65%
                                                                        ==============   ==============   ==============

                    The following per share data and ratios have
                    been derived from information provided in                             Class B++++
                    the financial statements.                            For the Six     For the Period      For the
                                                                         Months Ended   Nov. 1, 1997 to     Year Ended
                    Increase (Decrease) in Net Asset Value:             June 30, 1998    Dec. 31, 1997   Oct. 31, 1997++
Per Share           Net asset value, beginning of period                $        11.97   $        11.72   $        10.00
Operating                                                               --------------   --------------   --------------
Performance:        Investment income (loss)--net                                  .09             (.01)             .09
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            2.19              .73             1.67
                                                                        --------------   --------------   --------------
                    Total from investment operations                              2.28              .72             1.76
                                                                        --------------   --------------   --------------
                    Less dividends and distributions:
                      Investment income--net                                      (.15)            (.03)            (.04)
                      Realized gain on investments--net                           (.34)            (.44)              --
                                                                        --------------   --------------   --------------
                    Total dividends and distributions                             (.49)            (.47)            (.04)
                                                                        --------------   --------------   --------------
                    Net asset value, end of period                      $        13.76   $        11.97   $        11.72
                                                                        ==============   ==============   ==============

Total Investment    Based on net asset value per share                          19.03%+++         6.14%+++        17.62%
Return:**                                                               ==============   ==============   ==============

Ratios to Average   Expenses                                                     1.90%*           1.98%*           1.99%
Net Assets:                                                             ==============   ==============   ==============
                    Investment income (loss)--net                                1.30%*           (.49%)*           .84%
                                                                        ==============   ==============   ==============

Supplemental        Net assets, end of period (in thousands)            $    1,757,439   $    1,251,956   $    1,179,125
Data:                                                                   ==============   ==============   ==============
                    Portfolio turnover                                          25.48%           24.49%           77.65%
                                                                        ==============   ==============   ==============


                    The following per share data and ratios have
                    been derived from information provided in                              Class C++++
                    the financial statements.                            For the Six     For the Period     For the
                                                                         Months Ended   Nov. 1, 1997 to    Year Ended
                    Increase (Decrease) in Net Asset Value:             June 30, 1998    Dec. 31, 1997  Oct. 31, 1997++
Per Share           Net asset value, beginning of period                $        11.97   $        11.72   $        10.00
Operating                                                               --------------   --------------   --------------
Performance:        Investment income (loss)--net                                  .09             (.01)             .09
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            2.19              .73             1.67
                                                                        --------------   --------------   --------------
                    Total from investment operations                              2.28              .72             1.76
                                                                        --------------   --------------   --------------
                    Less dividends and distributions:
                      Investment income--net                                      (.15)            (.03)            (.04)
                      Realized gain on investments--net                           (.34)            (.44)              --
                                                                        --------------   --------------   --------------
                    Total dividends and distributions                             (.49)            (.47)            (.04)
                                                                        --------------   --------------   --------------
                    Net asset value, end of period                      $        13.76   $        11.97   $        11.72
                                                                        ==============   ==============   ==============

Total Investment    Based on net asset value per share                          19.03%+++         6.14%+++        17.62%
Return:**                                                               ==============   ==============   ==============

Ratios to Average   Expenses                                                     1.91%*           1.98%*           1.99%
Net Assets:                                                             ==============   ==============   ==============
                    Investment income (loss)--net                                1.29%*           (.49%)*           .83%
                                                                        ==============   ==============   ==============

Supplemental        Net assets, end of period (in thousands)            $      329,372   $      229,601   $      217,341
Data:                                                                   ==============   ==============   ==============
                    Portfolio turnover                                          25.48%           24.49%           77.65%
                                                                        ==============   ==============   ==============

                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 1998


FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data and ratios
                    have been derived from information provided                           Class D++++
                    in the financial statements.                         For the Six     For the Period      For the
                                                                         Months Ended   Nov. 1, 1997 to     Year Ended
                    Increase (Decrease) in Net Asset Value:             June 30, 1998    Dec. 31, 1997   Oct. 31, 1997++
Per Share           Net asset value, beginning of period                $        12.00   $        11.80   $        10.00
Operating                                                               --------------   --------------   --------------
Performance:        Investment income--net                                         .14              .01              .18
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            2.20              .72             1.67
                                                                        --------------   --------------   --------------
                    Total from investment operations                              2.34              .73             1.85
                                                                        --------------   --------------   --------------
                    Less dividends and distributions:
                      Investment income--net                                      (.16)            (.09)            (.05)
                      Realized gain on investments--net                           (.34)            (.44)              --
                                                                        --------------   --------------   --------------
                    Total dividends and distributions                             (.50)            (.53)            (.05)
                                                                        --------------   --------------   --------------
                    Net asset value, end of period                      $        13.84   $        12.00   $        11.80
                                                                        ==============   ==============   ==============

Total Investment    Based on net asset value per share                          19.52%+++         6.20%+++        18.56%
Return:**                                                               ==============   ==============   ==============

Ratios to Average   Expenses                                                     1.14%*           1.21%*           1.22%
Net Assets:                                                             ==============   ==============   ==============
                    Investment income--net                                       2.06%*            .28%*           1.62%
                                                                        ==============   ==============   ==============

Supplemental        Net assets, end of period (in thousands)            $      369,673   $      258,868   $      237,791
Data:                                                                   ==============   ==============   ==============
                    Portfolio turnover                                          25.48%           24.49%           77.65%
                                                                        ==============   ==============   ==============

                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value.
Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).




Merrill Lynch Global Value Fund, Inc., June 30, 1998




NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                               $   307       $  3,978
Class D                               $40,393       $554,273


For the six months ended June 30, 1998, MLPF&S received contingent deferred sales charges of $1,635,335 and $26,695 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $50,170 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $1,007,619,102 and $528,684,617, respectively.

Net realized gains for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:


                                         Realized          Unrealized
                                          Gains              Gains

Long-term investments                  $ 111,740,664     $ 357,081,958
Foreign currency options purchased                --         9,555,000
Forward foreign exchange contracts         1,785,270        12,405,456
Foreign currency transactions             26,171,423            24,773
                                       -------------     -------------
Total                                  $ 139,697,357     $ 379,067,187
                                       =============     =============


As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $357,081,958, of which $461,432,491 related to appreciated securities and $104,350,533 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $2,220,017,599.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $539,834,986, $81,836,169 and $1,483,455,823 for the six months ended June 30, 1998, for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Six Months                         Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            6,986,534     $   94,826,514
Shares issued to shareholders in
reinvestment of dividends and
distributions                             60,101            834,801
                                   -------------     --------------
Total issued                           7,046,635         95,661,315
Shares redeemed                         (837,287)       (11,481,386)
                                   -------------     --------------
Net increase                           6,209,348     $   84,179,929
                                   =============     ==============



Class A Shares for
the Period November 1, 1997                               Dollar
to December 31, 1997                    Shares            Amount

Shares sold                              751,738     $    9,068,512
Shares issued to shareholders in
reinvestment of dividends and
distributions                            114,753          1,374,743
                                   -------------     --------------
Total issued                             866,491         10,443,255
Shares redeemed                         (162,478)        (1,970,638)
                                   -------------     --------------
Net increase                             704,013     $    8,472,617
                                   =============     ==============


Class A Shares for
the Period November 1, 1996++                             Dollar
to October 31, 1997                     Shares            Amount

Shares sold                            5,152,431     $   57,303,237
Shares issued to shareholders in
reinvestment of dividends                  6,207             62,009
                                   -------------     --------------
Total issued                           5,158,638         57,365,246
Shares redeemed                         (614,043)        (6,856,145)
                                   -------------     --------------
Net increase                           4,544,595     $   50,509,101
                                   =============     ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



Class B Shares for the Six Months                         Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                           30,699,979     $  420,402,634
Shares issued to shareholders in
reinvestment of dividends and
distributions                          1,082,980         14,945,123
                                   -------------     --------------
Total issued                          31,782,959        435,347,757
Automatic conversion of shares          (312,663)        (4,152,924)
Shares redeemed                       (8,383,885)      (112,317,122)
                                   -------------     --------------
Net increase                          23,086,411     $  318,877,711
                                   =============     ==============



Merrill Lynch Global Value Fund, Inc., June 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for
the Period November 1, 1997                               Dollar
to December 31, 1997                    Shares            Amount

Shares sold                            3,154,767     $   38,080,734
Shares issued to shareholders in
reinvestment of dividends and
distributions                          3,339,542         39,874,138
                                   -------------     --------------
Total issued                           6,494,309         77,954,872
Automatic conversion of shares           (82,508)          (986,113)
Shares redeemed                       (2,355,726)       (28,418,784)
                                   -------------     --------------
Net increase                           4,056,075     $   48,549,975
                                   =============     ==============



Class B Shares for
the Period November 1, 1996++                             Dollar
to October 31, 1997                     Shares            Amount

Shares sold                          109,016,851     $1,127,788,851
Shares issued to shareholders in
reinvestment of dividends                211,285          2,110,732
                                   -------------     --------------
Total issued                         109,228,136      1,129,899,583
Automatic conversion of shares          (207,246)        (2,300,318)
Shares redeemed                       (8,455,332)       (92,416,446)
                                   -------------     --------------
Net increase                         100,565,558     $1,035,182,819
                                   =============     ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



Class C Shares for the Six Months                         Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            6,231,652     $   85,368,269
Shares issued to shareholders in
reinvestment of dividends and
distributions                            204,798          2,826,217
                                   -------------     --------------
Total issued                           6,436,450         88,194,486
Shares redeemed                       (1,687,844)       (22,647,323)
                                   -------------     --------------
Net increase                           4,748,606     $   65,547,163
                                   =============     ==============



Class C Shares for
the Period November 1, 1997                               Dollar
to December 31, 1997                    Shares            Amount

Shares sold                              571,308     $    6,886,306
Shares issued to shareholders in
reinvestment of dividends and
distributions                            629,854          7,520,456
                                   -------------     --------------
Total issued                           1,201,162         14,406,762
Shares redeemed                         (549,914)        (6,625,250)
                                   -------------     --------------
Net increase                             651,248     $    7,781,512
                                   =============     ==============


Class C Shares for
the Period November 1, 1996++                             Dollar
to October 31, 1997                     Shares            Amount
Shares sold                           20,686,388     $  214,642,345
Shares issued to shareholders in
reinvestment of dividends                 39,137            390,984
                                   -------------     --------------
Total issued                          20,725,525        215,033,329
Shares redeemed                       (2,190,092)       (23,679,275)
                                   -------------     --------------
Net increase                          18,535,433     $  191,354,054
                                   =============     ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



Class D Shares for the Six Months                         Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            7,460,164     $  101,901,034
Automatic conversion of shares           311,180          4,152,924
Shares issued to shareholders in
reinvestment of dividends and
distributions                            251,591          3,489,569
                                   -------------     --------------
Total issued                           8,022,935        109,543,527
Shares redeemed                       (2,888,782)       (38,313,344)
                                   -------------     --------------
Net increase                           5,134,153     $   71,230,183
                                   =============     ==============


Class D Shares for
the Period November 1, 1997                               Dollar
to December 31, 1997                    Shares            Amount

Shares sold                            1,489,446     $   18,112,269
Automatic conversion of shares            81,951            986,113
Shares issued to shareholders in
reinvestment of dividends and
distributions                            783,234          9,375,306
                                   -------------     --------------
Total issued                           2,354,631         28,473,688
Shares redeemed                         (933,276)       (11,441,623)
                                   -------------     --------------
Net increase                           1,421,355     $   17,032,065
                                   =============     ==============


Class D Shares for
the Period November 1, 1996++                             Dollar
to October 31, 1997                     Shares            Amount

Shares sold                           22,812,954     $  235,349,723
Automatic conversion of shares           206,573          2,300,318
Shares issued to shareholders in
reinvestment of dividends                 62,231            621,693
                                   -------------     --------------
Total issued                          23,081,758        238,271,734
Shares redeemed                       (2,934,997)       (31,861,885)
                                   -------------     --------------
Net increase                          20,146,761     $  206,409,849
                                   =============     ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.




PORTFOLIO CHANGES


Additions

For the Quarter Ended June 30, 1998

ADC Telecommunications, Inc.
National Power PLC
Schlumberger Ltd.
Toyo Seikan Kaisha, Ltd.
Village Roadshow Limited (Convertible Preferred)


Deletions

CBS Corporation
Koninklijke PTT Nederland N.V.
Sankyo Company, Limited
Suzuki Motor Corporation
Tele Danmark A/S